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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 4, 2001

                        Natural MicroSystems Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                    (State of Incorporation or Organization)

        0-23282                                       04-2814586
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(Commission File Number)                 (I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts                      01760
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   (Address  of  Principal  Executive  Offices)                    (Zip Code)

                                 (508) 620-9300
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              (Registrant's telephone number, including area code)


   Item 5. OTHER EVENTS

                  On May 4, 2001, at the Natural MicroSystems Corporation Annual Shareholders Meeting, the shareholders of Natural MicroSystems Corporation voted to change the name of the company to "NMS Communications Corporation". A Certificate of Amendment of the Fourth Restated Certificate of Incorporation was filed with the Office of the Secretary of State of the State of Delaware on May 4, 2001.

                  EXHIBIT

                  3.4 Certificate of Amendment to the Fourth Restated Certificate of Incorporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its half by the undersigned hereto duly authorized.

                                            NMS Communications Corporation

Dated: May 7, 2001                          By: /s/ Robert E. Hult
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                                               Robert E. Hult
                                               Senior Vice President of
                                               Finance and Operations,
                                               Chief Financial Officer and
                                               Treasurer